Exhibit 10.5(5)

                            The Chase Manhattan Bank
                              The Bank of New York
                        Israel Discount Bank of New York

                                 March 25, 1997

Halsey Drug Co., Inc.
1827 Pacific Street
Brooklyn, New York  11233
Attn:  Mr. Rosendo Ferran, President

Dear Mr. Ferran:

            Reference is made to the Credit Agreement, dated as of December 22, 1992 (as amended from time to time prior to the date hereof, the "Credit Agreement") among Halsey Drug Co., Inc. ("Halsey" or the "Borrower"), The Chase Manhattan Bank, as successor in interest to The Chase Manhattan Bank (National Association) ("Chase"), The Bank of New York ("BNY"), Israel Discount Bank of New York ("IDB" and, together with Chase and BNY, the "Banks") and The Chase Manhattan Bank, as successor in interest to The Chase Manhattan Bank (National Association), as agent for the Banks (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

            Pursuant to the terms of this letter agreement, the Credit Agreement is supplemented and amended as follows:

            (a) The final date upon which the Expiration Date (as defined in the Credit Agreement) shall occur is extended from December 31, 1996 to June 30, 1997 and, accordingly, the definition of "Expiration Date" shall be amended by replacing the date "December 31, 1996" with the date "June 30, 1997."

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                                                                              45


            (b) Subject to paragraph (c), upon the timely satisfaction of the following conditions set forth in clauses (i), (ii) and (iii) below, the Banks agree to waive any Event of Default (as defined in the Credit Agreement) based upon the failure to make payments of interest.

                        (i) on or prior to April 7, 1997, the Borrower shall have made all interest payments due and owing as of the first business day of March, 1997 under the terms of the Credit Agreement (determined without giving effect to the waiver contained in this paragraph (b));

                        (ii) on or prior to the first business day of May, 1997, the Borrower shall have made all interest payments due and owing as of the first business day of April, 1997 under the terms of the Credit Agreement (determined without giving effect to the waiver contained in this paragraph (b)); and

                        (iii) on or prior to the first business day of June, 1997, the Borrower shall have made all interest payments due and owing as of the first business day of May, 1997 under the terms of the Credit Agreement (determined without giving effect to the waiver contained in this paragraph (b)).

            (c) The waiver contained in paragraph (b) above shall take effect upon the effectiveness of this letter agreement, but shall immediately cease to be in effect on April 7, 1997 if all interest payments due and owing as of the first business day of March, 1997 (determined without giving effect to the waiver contained in paragraph (b)) have not been paid at such time. Furthermore, the waiver contained in paragraph (b) above shall immediately cease to be in effect if at any time the Borrower fails to satisfy the conditions set forth in clauses (ii) or (iii) of paragraph (b) on or before the dates specified therein. In addition, For the avoidance of doubt, the parties hereto expressly agree that the failure of the Borrower to make any payment mentioned in any of clauses (i), (ii) or (iii) on or before the date specified in such clause shall constitute an Event of Default under the Credit Agreement.

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                                                                              46


            Except as expressly amended above, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and in effect and are hereby ratified and confirmed. Except as expressly provided in this letter agreement, nothing contained herein shall constitute a waiver, release or modification of any of the Agent's or the Banks' rights and remedies under, or any of the terms and conditions of, the Loan Documents. The Agent and the Banks expressly reserve all of their rights and remedies under the Loan Documents and under applicable law.

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                                       47


            This letter agreement shall become effective upon the execution and delivery to the Agent and the Banks of a counterpart of this letter agreement signed by the Borrower and each of the Banks.

                                             Very truly yours,

                                             THE BANK OF NEW YORK


                                             By:
                                                  Name:
                                                  Title:

                                             ISRAEL DISCOUNT BANK OF
                                               NEW YORK


                                             By:
                                                  Name:
                                                  Title:


                                             By:
                                                  Name:
                                                  Title:

                                             THE CHASE MANHATTAN BANK
                                             as Bank and as Agent


                                             By:
                                                  Name:
                                                  Title:
ACCEPTED AND AGREED:


HALSEY DRUG CO., INC.


By:
    Name:
    Title:

cc: Peter Kakoyiannis, Esq.